VOYAGEUR MUTUAL FUNDS

Delaware National High-Yield Fund

DELAWARE TAX-FREE FUND

Delaware Tax-Free USA Fund

Delaware Tax-Free Insured Fund

Delaware Tax-Free USA Intermediate Fund

Supplement to the Funds' Prospectus dated October 31, 2003

(each a "Fund")

The following replaces the information in the section of the Prospectus entitled "Portfolio Managers" under "Who manages the Funds":

Portfolio managers
Patrick P. Coyne and Joseph R. Baxter have primary responsibility for making day-to-day investment decisions for each Fund. Mr. Coyne has been managing Delaware Tax-Free USA Intermediate Fund since its inception, Delaware Tax-Free Insured Fund and Delaware Tax-Free USA Fund since July 1, 1994 and Delaware National High-Yield Municipal Bond Fund since May 1, 1997. Mr. Baxter became co-manager of the Delaware Tax-Free USA Intermediate Fund and Delaware Tax-Free USA Fund on January 2003.

Patrick P. Coyne, Executive Vice President/Deputy Chief Investment Officer - Fixed Income/Managing Director - Head of Equity, is a graduate of Harvard University with an MBA from the University of Pennsylvania's Wharton School. Mr. Coyne joined Delaware Investments' fixed-income department in 1990. Prior to joining Delaware Investments, he was a manager of Kidder, Peabody & Co. Inc.'s trading desk, and specialized in trading high grade municipal bonds and municipal futures contracts. Mr. Coyne is a member of the Municipal Bond Club of Philadelphia.

Joseph R. Baxter, Vice President/Portfolio Manager, is a graduate of LaSalle University where he earned his undergraduate degree in finance and marketing. Prior to joining Delaware in 1999, he held investment positions with First Union. Most recently, he served as a municipal portfolio manager for the Evergreen Funds.

This Supplement is dated April 30, 2004.